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                                                                  EXHIBIT 10.1.1

                              FIRST AMENDMENT TO
                                LOAN AGREEMENT

June 6, 1997

Telegroup, Inc.
2098 Nutmeg Avenue
Fairfield, Iowa 52556

Gentlemen:

     Reference is made to that certain Loan Agreement ("Loan Agreement"), dated as of March 28, 1997, between Telegroup, Inc. ("Telegroup") and American National Bank and Trust Company of Chicago ("Bank"). Unless defined herein, capitalized terms used herein shall have the meaning provided to such terms in the Loan Agreement.

     Telegroup has requested that Bank amend the Loan Agreement in certain respects and Bank has agreed to do so in the manner described herein and subject to the terms hereof, as follows.

     A. Amendments. The Loan Agreement is hereby amended as of the date hereof as follows:

     1. The term "Termination Date", as defined in Section 1.1 of the Loan Agreement, is hereby amended to mean June 30, 1998.

     2. The term "Revolving Note" , as defined in Section 2.2 of the Loan Agreement, is hereby amended to mean the First Amended and Restated Revolving Loan Promissory Note, dated as of the date hereof, made by Telegroup, Inc. in favor of the Bank.

     B. Effectiveness. The amendments described herein shall be effective upon delivery to Bank of the following fully executed agreements and instruments, all in form and substance satisfactory to Bank in its sole discretion:

     1.   This First Amendment to Loan Agreement;

     2.   The First Amended and Restated Revolving Loan Promissory Note; and

     3. Secretary's Certificate as to corporate resolutions evidencing the approval of Telegroup, Inc.'s board of directors of the execution of all instruments and documents described herein.
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     C.   Counterparts.  This First Amendment to Loan Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which counterparts taken together shall constitute one and the same instrument.

                                  Very truly yours,

                                  AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                                  CHICAGO


                                  By:
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                                  Its:
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ACKNOWLEDGED AND AGREED TO
AS OF THIS 6TH DAY OF JUNE, 1997.


TELEGROUP, INC.


By:
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Its:
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